Registration No. 333-______
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------

                       AMERICAN LOCKER GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

         DELAWARE                                         16-0338330
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

          608 ALLEN STREET
        JAMESTOWN, NEW YORK                              14702-1000
(Address of principal executive offices)                 (Zip Code)

                       AMERICAN LOCKER GROUP INCORPORATED
                            1999 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                               MR. ROY J. GLOSSER
                PRESIDENT, CHIEF OPERATING OFFICER AND TREASURER
                       AMERICAN LOCKER GROUP INCORPORATED
                                608 ALLEN STREET
                         JAMESTOWN, NEW YORK, 14702-1000
                     (Name and address of agent for service)

                                 (716) 664-9600
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

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

====================================== ==================== ===================== ====================== =====================
              TITLE OF                                        PROPOSED MAXIMUM      PROPOSED MAXIMUM          AMOUNT OF
             SECURITIES                   AMOUNT TO BE         OFFERING PRICE           AGGREGATE            REGISTRATION
          TO BE REGISTERED                 REGISTERED            PER SHARE           OFFERING PRICE              FEE
-------------------------------------- -------------------- --------------------- ---------------------- ---------------------
COMMON STOCK, PAR VALUE $1.00                10,000              $8.875(1)               $88,750               $337.88

COMMON STOCK, PAR VALUE $1.00                57,000               $6.50(1)              $370,500

COMMON STOCK, PAR VALUE $1.00                10,000               $7.25(1)               $72,500

COMMON STOCK, PAR VALUE $1.00                73,000              $11.23(2)              $819,790
====================================== ==================== ===================== ====================== =====================


         (1) Based on the exercise price of the options in respect of which shares may be issued in accordance with Rule 457(h).

         (2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c). The fee is calculated on the basis of the average of the high and low prices for the Registrant's Common Stock reported on the NASDAQ on April 15, 2002.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference into this Registration Statement: (i) the Registrant's Annual Report on Form 10-K for the year ended December 31, 2001, and (ii) the description of the Registrant's Common Stock contained in the Registration Statement on Form 10 dated March 1964 filed by Rockwell Manufacturing Co.

     All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement or by any document which constitutes part of the prospectus relating to the American Locker Group Incorporated 1999 Stock Incentive Plan (the "Plan") meeting the requirements of Section 10(a) of the Securities Act.


ITEM 4. DESCRIPTION OF SECURITIES.

     The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.


ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     None.


ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL") permits a Delaware corporation, in its certificate of incorporation, to limit or eliminate, subject to certain statutory limitations, the liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Article TWELFTH of the Registrant's Certificate of Incorporation provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders in accordance with the foregoing provisions of Section 102(b)(7).

     Under Section 145 of the DGCL, a Delaware corporation has the power to indemnify directors and officers under certain prescribed circumstances and, subject to certain limitations, against certain costs and expenses, including attorneys' fees, actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of his being a director or officer of the corporation if it is determined that he acted in accordance with the applicable standard of conduct set forth in such statutory provision.

Article TWELFTH of the Registrant's Certificate of Incorporation provides that the Registrant will indemnify, to the fullest extent now or hereafter permitted by law, each director or officer of the Registrant who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an authorized representative of the Registrant, against all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.


ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Inapplicable.


ITEM 8. EXHIBITS.

     The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

EXHIBIT NO.                           DESCRIPTION

  4.1 Certificate of Incorporation of American Locker Group Incorporated (incorporated by reference to Exhibit 3.1 to the Registrant's Report on Form 10-K for the year ended December 31, 1980, Exhibit to Form 10-C filed by Registration on May 6, 1985, Exhibit 3.3 to Registrant's Form 10-K for the year ended December 31, 1987 and Exhibit
                    3.5 to the Registrant's Form 10-K for the year ended December 31, 1999.)

  4.2 Bylaws of American Locker Group Incorporated (incorporated by reference to Exhibit to the Registrant's Form 10-K for the year ended December 31, 1985, Exhibit 3.5 to the Registrant's Report on 10-K for the year ended December 31, 1991, Exhibit 3.6 to the Registrant's Form 10-KSB for the year ended December 31, 1998 and Exhibit 3.8 to the Registrant's Form 10-K for the year ended December 31, 1999.)

 5.1 Opinion of Kirkpatrick & Lockhart LLP as to the legality of the shares being registered.

 23.1               Consent of Ernst & Young LLP.

 23.3 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

 24.1 Power of Attorney (set forth on the signature page of this Registration Statement).

ITEM 9. UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereto.

                                      * * *

          (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on this 18th day of April, 2002.

                       AMERICAN LOCKER GROUP INCORPORATED


                            /s/EDWARD F. RUTTENBERG
                        ---------------------------------
                               Edward F. Ruttenberg
                        Chairman and Chief Executive Officer


                           /s/WAYNE L. NELSON
                       ----------------------------
                              Wayne L. Nelson
              Principal Accounting Officer and Assistant Secretary



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints either Edward F. Ruttenberg and Roy J. Glosser his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:

       SIGNATURE                                        CAPACITY                               DATE
       ---------                                        --------                               ----
                                              Chairman and Chief Executive Officer          April 18, 2002
/S/EDWARD F. RUTTENBERG                       (Principal Executive Officer) and Director
------------------------------------
Edward F. Ruttenberg
                                              President, Chief Operating Officer,           April 18, 2002
/S/ROY J. GLOSSER                             Treasurer and Director
------------------------------------
Roy J. Glosser
                                              Assistant Secretary                           April 18, 2002
/S/WAYNE NELSON                               (Principal Financial Officer)
------------------------------------
Wayne Nelson
                                                                                            April 18, 2002
/S/ALAN H. FINEGOLD                           Director
------------------------------------
Alan H. Finegold
                                                                                            April 18, 2002
/S/THOMAS LYNCH, IV                           Director
------------------------------------
Thomas Lynch, IV
                                                                                            April 18, 2002





                                     II - 4



/S/JAMES E. RUTTENBERG                        Director
------------------------------------
James E. Ruttenberg
                                                                                            April 18, 2002
/S/JEFFREY C. SWOVELAND                       Director
------------------------------------
Jeffrey C. Swoveland
                                                                                            April 18, 2002
/S/DONALD I. DUSSING, JR.                     Director
------------------------------------
Donald I Dussing, Jr.





                                  EXHIBIT INDEX
EXHIBIT NO.                              DESCRIPTION                            SEQUENTIAL PAGE NUMBER
-----------                              -----------                            ----------------------

   4.1             Certificate of  Incorporation  of American
                   Locker  Group  Incorporated  (incorporated
                   by   reference   to  Exhibit  3.1  to  the
                   Registrant  Report  on Form  10-K  for the
                   year ending December 31, 1980,  Exhibit to
                   Form 10-C  filed by  Registrant  on May 6,
                   1985,  Exhibit  3.3 to  Registrant's  Form
                   10-K  for the  year  ending  December  31,
                   1987),    and    Exhibit    3.5   to   the
                   Registrant's  Form 10-K for the year ended
                   December 31, 1999.)

   4.2             Bylaws   of    American    Locker    Group
                   Incorporated  (incorporated  by  reference
                   to Exhibit to the  Registrant's  Form 10-K
                   for the year  ending  December  31,  1985,
                   Exhibit 3.5 to the Registrant's  Report on
                   10-K  for the  year  ending  December  31,
                   1991),  Exhibit  3.6 to  the  Registrant's
                   Form    10-KSB    for   the   year   ended
                   December 31,  1998 and  Exhibit 3.8 to the
                   Registrant's  Form 10-K for the year ended
                   December 31, 1999.)

   5.1             Opinion of  Kirkpatrick  & Lockhart LLP as
                   to  the   legality  of  the  shares  being
                   registered.

   23.1            Consent of Ernst & Young LLP.

   23.3            Consent    of    Kirkpatrick    & Lockhart
                   LLP  (included  in  the  Opinion filed
                   as Exhibit 5.1).

   24.1            Power  of  Attorney   (set  forth  on  the
                   signature   page  of   this   Registration
                   Statement).





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